UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30,2022

Item 1. Report to Stockholders.

(a)	The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

Knowledge Leaders Developed World ETF

(KLDW)

ANNUAL REPORT

APRIL 30, 2022

Knowledge Leaders Developed World ETF

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	3
Schedule of Investments	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	35

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is available in the Fund’s prospectus, a copy of which may be obtained by visiting the Fund’s website at http://www.knowledgeleadersfunds.com/kldw/. Please read the prospectus carefully before you invest.

Dear Shareholders,

We’re pleased to present the seventh annual shareholder report for the Knowledge Leaders Developed World ETF (the Fund) as of April 30, 2022. While the fund was down for the 1-year period in line with the recent short-term market adjustment (-12.52% and -13.28%, NAV and market price respectively, as of 4/30/22), I’m pleased to report our strategy’s consistent positive performance over the full market cycle. Since inception (7/7/2015), the Fund is up 7.47% and 7.33% (NAV and market price, respectively, annualized), while having avoided capital gains distributions.

The ETF (ticker: KLDW) seeks long-term capital appreciation by investing in equities of highly innovative companies in the developed world, or Knowledge Leaders, those companies that possess deep reservoirs of capital as a result of their history of investing in knowledge-intensive activities like R&D, brand development and employee education. We believe KLDW is uniquely positioned as a diversified innovation fund. Its holdings span eight of 11 economic sectors across 19 countries, seeking to take advantage of our research indicating that leadership in corporate innovation is much more than just a United States phenomenon. Our methodology uncovers highly innovative firms in every economic sector and nearly every developed market county. Furthermore, our process identifies significant differences in fundamental performance between highly innovative companies and all others, suggesting a greater opportunity to profit from innovation by broadening one’s lens. What sets our process apart is our work identifying profitable innovators, so companies that lack profits or even marketable products fail to meet our fundamental thresholds.

For the fiscal year compared to the benchmark Morningstar Developed Markets Large-Mid Cap Index, the Asia Pacific region remained the fund’s largest region overweight while the United States remained the fund’s largest country underweight. From a sector standpoint, industrials was the fund’s largest overweight and financials, energy and real estate were the largest underweights. Over the last 12 months, geopolitical and domestic monetary events shaped the performance of our globally allocated equity portfolio. There were three ways that these events impacted performance. First, a hawkish fed pivot caused inflation to accelerate to unacceptable levels, revealing the scope of the policy mistake the Federal Reserve made last year in keeping policy too loose for too long. Second, two-year US Treasury yields surged in most economies around the world except Japan, and as a result, the value of the Japanese Yen tumbled to new lows, thereby setting up the main negative event for the fund: the significant underperformance of Japan. Lastly, the war in Europe caused huge uncertainty in the European economy and weakness for the Euro, denting the performance of our European allocations. History suggests these war-related disruptions may not last long, so the deleterious impact on some of these countries’ currencies may be mean reverting.

The long-term potential of Knowledge Leaders remains strong given the persistent tendency for investors to discount the earning potential of highly innovative firms. That is why we believe Knowledge Leaders have the potential to produce excess returns in virtually every type of market environment. The current period of inflation, pandemic volatility, global conflict, and uncertainty poses challenges to all businesses, but Knowledge Leaders seek to be equipped to thrive in even in tough business environments. After all, Knowledge Leaders are fixed capital-light, intangible-capital-heavy businesses with the ability to adapt to any conditions. We believe KLDW is uniquely positioned to benefit from current trends for two reasons: 1) position sizing is roughly equal weighted to global innovators and not skewed just to the largest innovators, and 2) even though the fund is neutral to value and growth factors, sector over and underweights may help KLDW benefit from a more cyclical market period. It is our belief that this favorable asset profile may help Knowledge Leaders adapt to changing policy circumstances more quickly than less nimble and less profitable businesses.

Thank you for your continued support.

Sincerely,

Steven Vannelli, CFA, Portfolio Manager

As of 3/31/2022, the annualized total returns for the Knowledge Leaders Developed World ETF NAV and Market Price, respectively, were -2.86% and -3.61% (1-year), 8.98% and 8.78% (5-year) and 8.86% and 8.78% (since inception). The Morningstar Developed Markets Large-Mid Cap Index’s 1-year, 5-year and since inception of the fund annualized total returns were 9.20%, 12.21% and 10.64%, respectively. The Fund’s total operating expenses are 0.75%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. NAV prices are used to calculate market price performance prior to the date when the Fund first traded on the New York Stock Exchange. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time, when the NAV is typically calculated. Market performance does not represent the returns you would receive if you traded shares at other times. To obtain performance information current to the most recent month-end please visit our website at www.knowledgeleadersfunds.com/kldw/.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

Investing involves risk, including possible loss of principal. Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies, the values of which may be affected by changes in the currency rates or exchange control regulations. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. The Fund is non-diversified which means it may be invested in a limited number of issuers and susceptible to any economic, political and regulatory events than a more diversified fund. Diversification may not protect against market risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

Investors should consider their individual tax situation and circumstances. Please discuss your tax situation with a tax professional before making any investment decision. The fund is not managed for tax efficiency and is an actively managed exchange-traded fund. There can be no assurance that an active trading market for shares of an ETF will develop or be maintained.

The views in this letter were as of 4/30/2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Knowledge Leaders Developed World ETF is distributed by IMST Distributors, LLC.

The Morningstar Developed Markets Large-Mid Cap Index is a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market index representing 97% of Developed Markets equity market capitalization. Indexes are unmanaged, and it is not possible to invest directly in an index.

Allocations and weights are subject to change.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

Knowledge Leaders Developed World ETF

FUND PERFORMANCE at April 30, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Morningstar Developed Markets Large-Mid Cap Index. Results include the reinvestment of all dividends and capital gains.

The Morningstar Developed Markets Large-Mid Cap Index is a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market Index representing 97% of Developed Markets equity market capitalization. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and is not available for investment.

Average Annual Total Returns as of April 30, 2022	1 Year	5 Years	Since Inception July 7, 2015
Knowledge Leaders Developed World ETF (Net Asset Value)	-12.52%	6.66%	7.47%
Knowledge Leaders Developed World ETF (Market Price)	-13.28%	6.39%	7.33%
Morningstar Developed Markets Large-Mid Cap Index	-4.19%	9.95%	9.12%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gain distributions. Index returns assume reinvestment of dividends and, unlike the Fund’s returns do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment. Current performance may be lower or higher than the performance information quoted. For the Fund’s most recent month end performance, please visit http://www.knowledgeleadersfunds.com/kldw/.

Knowledge Leaders Developed World ETF

FUND PERFORMANCE at April 30, 2022 (Unaudited) - Continued

The Fund’s shares are listed on an exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.75% which was stated in the current prospectus dated September 1, 2021. For the Fund’s current one year expense ratio, please refer to the Financial Highlights section of this report.

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS

As of April 30, 2022

Number of Shares		Value
	COMMON STOCKS — 98.1%
	ARGENTINA — 0.2%
270	MercadoLibre, Inc.*	$262,880

	AUSTRALIA — 4.0%
99,360	ALS Ltd.	924,993
14,796	Altium Ltd.	345,621
314,322	Boral Ltd.	797,441
44,664	carsales.com Ltd.	678,611
2,130	CSL Ltd.	413,690
209,733	Harvey Norman Holdings Ltd.	758,648
37,386	IDP Education Ltd.	713,892
31,200	SEEK Ltd.	629,249
14,070	Sonic Healthcare Ltd.	367,258
91,419	Technology One Ltd.	681,503
		6,310,906
	BELGIUM — 0.3%
5,286	Solvay S.A.	505,005

	CANADA — 1.5%
16,689	CAE, Inc.*	396,864
14,541	Descartes Systems Group, Inc.*	907,810
16,941	Open Text Corp.	678,487
7,521	Ritchie Bros Auctioneers, Inc.	414,332
		2,397,493
	DENMARK — 1.4%
5,322	Chr Hansen Holding A/S	417,379
4,671	Coloplast A/S - Class B	635,271
14,955	Demant A/S*	663,625
11,784	GN Store Nord A/S	449,214
		2,165,489
	FRANCE — 4.5%
4,659	Air Liquide S.A.	812,648
4,923	BioMerieux	471,468
20,607	Cie de Saint-Gobain	1,224,578
4,929	Cie Generale des Etablissements Michelin	619,042
22,386	Dassault Systemes S.E.	1,004,511
4,386	EssilorLuxottica S.A.	757,904
6,279	Pernod Ricard S.A.	1,309,240
17,766	Sanofi - ADR	928,273
		7,127,664
	GERMANY — 3.7%
6,273	Fresenius Medical Care A.G. & Co. KGaA	393,356

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	GERMANY (Continued)
11,013	HeidelbergCement AG	$642,020
6,153	HELLA GmbH & Co. KGaA	389,791
6,360	Merck KGaA	1,187,243
9,153	Nemetschek S.E.	736,556
5,823	Puma S.E.	434,185
894	Rational AG	550,314
7,074	Siemens AG	878,959
5,289	Symrise AG	633,009
		5,845,433
	IRELAND — 0.8%
4,305	Flutter Entertainment PLC*	439,421
9,402	Kingspan Group PLC	883,354
		1,322,775
	ISRAEL — 1.9%
8,967	Check Point Software Technologies Ltd.*	1,132,442
109,836	ICL Group Ltd.	1,212,237
1,140	Israel Corp. Ltd.*	653,320
		2,997,999
	ITALY — 1.9%
118,941	Davide Campari-Milano S.p.A.	1,353,267
10,692	De’Longhi S.p.A.	262,136
16,029	Interpump Group S.p.A.	655,762
13,083	Moncler S.p.A.	693,960
		2,965,125
	JAPAN — 29.4%
9,000	ABC-Mart, Inc.	372,337
71,700	Amada Co., Ltd.	561,159
32,400	Anritsu Corp.	410,877
18,000	Asahi Intecc Co., Ltd.	352,887
13,200	Asics Corp.	210,695
9,000	Bandai Namco Holdings, Inc.	615,398
18,000	Biprogy, Inc.	458,475
44,700	Brother Industries Ltd.	781,111
73,068	Calbee, Inc.	1,311,231
35,700	Capcom Co., Ltd.	946,507
35,700	Casio Computer Co., Ltd.	373,368
32,400	Coca-Cola Bottlers Japan Holdings, Inc.	365,113
35,700	CyberAgent, Inc.	381,910
56,700	Daicel Corp.	347,045
18,000	Denso Corp.	1,105,480
26,700	Ebara Corp.	1,240,614

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
18,000	Fancl Corp.	$347,329
26,700	Fuji Electric Co., Ltd.	1,184,972
18,000	FUJIFILM Holdings Corp.	996,558
9,000	Fujitsu Ltd.	1,297,970
18,000	Hamamatsu Photonics KK	814,140
9,000	Harmonic Drive Systems, Inc.	229,237
9,000	Hisamitsu Pharmaceutical Co., Inc.	248,341
18,000	Hitachi Construction Machinery Co., Ltd.	410,543
9,000	Horiba Ltd.	441,803
53,700	Infomart Corp.	271,484
24,300	JCR Pharmaceuticals Co., Ltd.	455,391
9,000	JMDC, Inc.	443,887
11,400	Kaneka Corp.	306,646
20,100	Kewpie Corp.	339,758
9,000	Kobayashi Pharmaceutical Co., Ltd.	617,552
44,700	Komatsu Ltd.	1,007,786
26,700	Konami Holdings Corp.	1,656,900
107,400	Konica Minolta, Inc.	376,348
53,700	K's Holdings Corp.	534,679
18,000	Kyocera Corp.	953,489
27,000	Kyowa Kirin Co., Ltd.	569,551
44,700	Lion Corp.	461,974
18,000	M3, Inc.	583,791
18,000	Matsumotokiyoshi Holdings Co., Ltd.	598,101
18,000	MISUMI Group, Inc.	455,696
107,400	Mitsubishi Chemical Holdings Corp.	657,365
26,700	Nexon Co., Ltd.	612,476
48,600	NGK Insulators Ltd.	657,203
9,000	Nihon Kohden Corp.	218,123
35,700	Nihon M&A Center, Inc.	444,734
44,700	Nikon Corp.	507,515
48,600	Nippon Paint Holdings Co., Ltd.	389,745
44,700	Nippon Television Holdings, Inc.	430,577
18,000	Nissan Chemical Corp.	960,019
18,000	Nissin Foods Holdings Co., Ltd.	1,257,332
9,000	Nitto Denko Corp.	607,826
26,700	Nomura Research Institute Ltd.	764,565
89,700	Oji Holdings Corp.	426,483
26,700	Olympus Corp.	475,844
35,700	Ono Pharmaceutical Co., Ltd.	918,402
35,700	Pan Pacific International Holdings Corp.	554,127
26,700	Pola Orbis Holdings, Inc.	310,360
20,100	Rakus Co., Ltd.	250,862

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
18,000	Rohto Pharmaceutical Co., Ltd.	$482,093
18,000	Ryohin Keikaku Co., Ltd.	162,411
48,600	Sanwa Holdings Corp.	445,638
27,000	SCSK Corp.	432,634
32,400	Sega Sammy Holdings, Inc.	577,678
18,000	Shimadzu Corp.	595,323
35,700	Skylark Holdings Co., Ltd.	425,171
9,000	SMS Co., Ltd.	214,997
18,000	Sohgo Security Services Co., Ltd.	502,933
250,800	Sumitomo Chemical Co., Ltd.	1,066,616
98,700	Sumitomo Rubber Industries Ltd.	857,797
27,000	Sundrug Co., Ltd.	629,361
18,000	Suzuki Motor Corp.	542,945
24,300	Taiheiyo Cement Corp.	394,622
53,700	Takara Holdings, Inc.	454,270
26,700	TBS Holdings, Inc.	351,988
48,600	Teijin Ltd.	520,661
27,000	Terumo Corp.	811,500
18,000	Toho Co., Ltd.	671,040
19,200	Toho Gas Co., Ltd.	452,732
		46,474,101
	NETHERLANDS — 0.8%
5,466	Koninklijke DSM N.V.	926,077
8,964	QIAGEN N.V.*	406,697
		1,332,774
	NORWAY — 0.7%
11,805	Nordic Semiconductor A.S.A.*	242,586
102,789	Orkla A.S.A.	842,476
		1,085,062
	SINGAPORE — 0.2%
137,700	Nanofilm Technologies International Ltd.	269,237

	SPAIN — 0.3%
24,843	Grifols S.A.	419,330

	SWEDEN — 4.2%
24,807	AddTech A.B. - B Shares	444,549
18,402	Atlas Copco A.B. - A Shares	849,134
50,211	Dometic Group A.B.	437,748
34,260	Elekta A.B. - Class B	233,476
34,263	Epiroc A.B. - Class A	705,318
30,117	Getinge A.B. - B Shares	881,367

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	SWEDEN (Continued)
39,663	Hennes & Mauritz AB - B Shares	$506,978
58,083	Husqvarna AB - Class B	560,466
34,011	Sandvik AB	653,767
30,663	SKF AB - Class B	508,318
67,050	Tele2 A.B. - B Shares	892,097
		6,673,218
	SWITZERLAND — 1.2%
1,617	Geberit A.G.	932,900
2,697	Roche Holding AG	1,006,947
		1,939,847
	UNITED KINGDOM — 6.3%
26,598	Avast PLC	188,341
15,555	Burberry Group PLC	310,711
29,031	Coca-Cola HBC A.G.	596,843
206,850	ConvaTec Group PLC	550,565
8,262	Croda International PLC	809,504
105,657	DS Smith PLC	438,947
41,799	Entain PLC*	796,888
12,426	Fevertree Drinks PLC	283,155
38,556	Hikma Pharmaceuticals PLC	911,747
40,494	IMI PLC	688,885
449,415	JD Sports Fashion PLC	752,697
82,479	Meggitt PLC*	802,531
7,911	Reckitt Benckiser Group PLC*	619,773
65,583	Sage Group PLC	607,171
36,306	Smiths Group PLC	673,477
5,655	Spirax-Sarco Engineering PLC	862,632
		9,893,867
	UNITED STATES — 34.8%
1,701	ABIOMED, Inc.*	487,473
6,813	Activision Blizzard, Inc.	515,063
2,772	Adobe, Inc.*	1,097,573
7,869	Advance Auto Parts, Inc.	1,570,888
7,167	Agilent Technologies, Inc.	854,808
7,611	Akamai Technologies, Inc.*	854,563
1,782	Albemarle Corp.	343,623
717	Align Technology, Inc.*	207,865
10,563	Amphenol Corp. - Class A	755,254
5,010	Analog Devices, Inc.	773,444
1,893	ASML Holding N.V.	1,067,217
9,420	AstraZeneca PLC - ADR	625,488

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
2,103	Axon Enterprise, Inc.*	$235,957
1,974	Becton, Dickinson and Co.	487,953
3,582	Best Buy Co., Inc.	322,129
2,787	Biogen, Inc.*	578,135
11,658	Bristol-Myers Squibb Co.	877,498
15,861	Brown-Forman Corp. - Class B	1,069,666
447	Cable One, Inc.	521,291
36,414	Church & Dwight Co., Inc.	3,552,550
2,328	Cintas Corp.	924,821
10,758	Cisco Systems, Inc.	526,927
3,051	Cooper Cos., Inc.	1,101,533
19,881	Corteva, Inc.	1,146,935
8,049	CoStar Group, Inc.*	512,077
4,746	Danaher Corp.	1,191,863
3,855	Dollar Tree, Inc.*	626,245
8,964	Dynatrace, Inc.*	343,859
5,193	Eaton Corp. PLC	753,089
9,687	eBay, Inc.	502,949
2,418	Edwards Lifesciences Corp.*	255,776
7,893	Electronic Arts, Inc.	931,769
3,585	Eli Lilly & Co.	1,047,286
394	Embecta Corp.*	11,989
16,743	Emerson Electric Co.	1,509,884
1,782	Etsy, Inc.*	166,065
3,765	F5 Networks, Inc.*	630,299
20,064	Fastenal Co.	1,109,740
1,782	FedEx Corp.	354,155
3,567	Floor & Decor Holdings, Inc. - Class A*	284,361
7,863	Fortune Brands Home & Security, Inc.	560,239
891	Generac Holdings, Inc.*	195,468
8,958	Genuine Parts Co.	1,164,988
6,819	Gilead Sciences, Inc.	404,639
15,768	Graco, Inc.	977,931
12,795	Hasbro, Inc.	1,126,728
7,623	Hershey Co.	1,721,045
1,254	HubSpot, Inc.*	475,805
1,344	Illumina, Inc.*	398,698
15,396	Ingersoll Rand, Inc.	676,808
8,058	Intel Corp.	351,248
2,952	Intuit, Inc.	1,236,150
26,937	Keurig Dr Pepper, Inc.	1,007,444
2,151	Lam Research Corp.	1,001,850
4,035	Masimo Corp.*	455,834

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
2,598	Meta Platforms, Inc. - Class A*	$520,821
7,296	Micron Technology, Inc.	497,514
10,404	Novartis A.G. - ADR	915,864
4,863	NVIDIA Corp.	901,941
10,371	ON Semiconductor Corp.*	540,433
3,225	Parker-Hannifin Corp.	873,394
13,257	PPG Industries, Inc.	1,696,763
13,623	PulteGroup, Inc.	568,896
4,833	Qorvo, Inc.*	549,899
5,193	QUALCOMM, Inc.	725,410
3,135	Repligen Corp.*	492,947
3,312	Stryker Corp.	799,053
5,106	Synopsys, Inc.*	1,464,350
2,511	Take-Two Interactive Software, Inc.*	300,090
13,128	Tapestry, Inc.	432,174
2,151	Thermo Fisher Scientific, Inc.	1,189,331
		54,953,815
	TOTAL COMMON STOCKS
	(Cost $143,193,008)	154,942,020

	WARRANTS — 0.0%
	SWITZERLAND — 0.0%
26,568	Cie Financiere Richemont S.A., Expiration Date: November 22, 2023*	18,886
	TOTAL WARRANTS
	(Cost $0)	18,886

Knowledge Leaders Developed World ETF

SCHEDULE OF INVESTMENTS - Continued

As of April 30, 2022

Value
TOTAL INVESTMENTS — 98.1%
(Cost $143,193,008)	$154,960,906
Other Assets in Excess of Liabilities — 1.9%	2,941,785
TOTAL NET ASSETS — 100.0%	$157,902,691

ADR –	American Depository Receipt

PLC –	Public Limited Company

*	Non-income producing security.

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

SUMMARY OF INVESTMENTS

As of April 30, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	18.5%
Industrials	18.4%
Health Care	17.3%
Consumer Discretionary	14.1%
Consumer Staples	12.4%
Materials	10.7%
Communication Services	6.4%
Utilities	0.3%
Total Common Stocks	98.1%
Warrants
Consumer Discretionary	0.0%
Total Warrants	0.0%
Total Investments	98.1%
Other Assets in Excess of Liabilities	1.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2022

Assets:
Investments, at value (Cost $143,193,008)	$154,960,906
Foreign currency, at value (Cost $13,093)	13,226
Cash	2,091,938
Receivables:
Investment securities sold	5,839,035
Reclaims receivable	313,607
Dividends and interest	636,557
Total assets	163,855,269

Liabilities:
Fund shares redeemed	5,848,020
Advisory fees	104,558
Total liabilities	5,952,578

Net Assets	$157,902,691

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$152,694,603
Total distributable earnings	5,208,088
Net Assets	$157,902,691

Shares of beneficial interest issued and outstanding	4,050,001
Net asset value per share	$38.99

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

STATEMENT OF OPERATIONS

For the Year Ended April 30, 2022

Investment Income:
Dividend (net of foreign withholding taxes of $251,829)	$3,293,699
Total investment income	3,293,699

Expenses:
Advisory fees	1,430,124
Interest expense	1,128
Total expenses	1,431,252
Net investment income	1,862,447

Realized and Unrealized Gain:
Net realized gain on investments	14,165,347
Net realized loss on foreign currency transactions	(15,040)
Net change in unrealized appreciation/(depreciation) on investments	(39,888,410)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(69,334)
Net realized and unrealized loss	(25,807,437)

Net decrease in Net Assets from Operations	$(23,944,990)

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	April 30, 2022	April 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,862,447	$1,133,940
Net realized gain on investments and foreign currency transactions	14,150,307	2,726,407
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	(39,957,744)	50,236,250
Net increase (decrease) in net assets resulting from operations	(23,944,990)	54,096,597

Distributions to Shareholders:	(978,810)	(1,052,798)

Capital Transactions:
Net proceeds from shares sold	39,726,265	19,224,590
Cost of shares redeemed	(40,558,710)	(19,280,910)
Net decrease in net assets from capital share transactions	(832,445)	(56,320)

Total increase (decrease) in net assets	(25,756,245)	52,987,479

Net Assets:
Beginning of period	183,658,936	130,671,457
End of period	$157,902,691	$183,658,936

Capital Share Transactions:
Shares sold	850,000	550,000
Shares redeemed	(900,000)	(550,000)
Net decrease in capital share transactions	(50,000)	-

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$44.79	$31.87	$33.75	$34.06	$29.34
Income from Investment Operations:
Net investment income[1]	0.45	0.28	0.31	0.39	0.31
Net realized and unrealized gain (loss) on investments	(6.02)	12.90	(1.83)	(0.41)	4.64
Total from investment operations	(5.57)	13.18	(1.52)	(0.02)	4.95

Less Distributions:
From net investment income	(0.23)	(0.26)	(0.36)	(0.29)	(0.23)
Total distributions	(0.23)	(0.26)	(0.36)	(0.29)	(0.23)

Net asset value, end of period	$38.99	$44.79	$31.87	$33.75	$34.06

Total return[2]	(12.52)%	41.40%	(4.64)%	0.09%	16.89%
Total return at market price[3]	(13.28)%	42.40%	(5.35)%	(0.08)%	16.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$157,903	$183,659	$130,671	$131,628	$132,826

Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	0.98%	0.70%	0.92%	1.19%	0.94%

Portfolio turnover rate[4]	23%	31%	19%	18%	10%

[1]	Based on average shares outstanding during the period.

[2]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[3]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the NYSE Arca.

[4]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS

April 30, 2022

Note 1 – Organization

Knowledge Leaders Developed World ETF (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund is an actively managed exchange-traded fund (“ETF”).

The Fund commenced investment operations on May 25, 2020 following the tax-free reorganization of the Knowledge Leaders Developed World ETF (the “Predecessor Fund”), a series of Exchange Listed Funds Trust, into the Fund. The Agreement and Plan of Reorganization was approved by the Board of Trustees of Exchange Listed Funds Trust on February 25, 2020, the Trust’s Board of Trustees on March 12, 2020, and by shareholders of the Predecessor Fund on May 18, 2020. The tax-free reorganization was accomplished as of the close of business on May 22, 2020. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value (“NAV”) in the corresponding classes as noted below:

Shares Issued	Net Assets
4,100,001	$133,822,264

The net unrealized appreciation of investments transferred was $4,234,983 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing NAV of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2022

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Capital Share Transactions

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund offers and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 50,000 Shares for the Fund (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased from or redeemed to the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2022

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Advisor may retain all or a portion of the transaction fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Fund is $1,800, regardless of the number of Creation Units created in the transaction.

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for the Fund is $3,500, regardless of the number of Creation Units created in the transaction.

(d) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2022

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2019-2021 and as of and during the year ended April 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its NAV, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2022

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Knowledge Leaders Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Brown Brothers Harriman & Co. serves as the Fund’s fund accountant, transfer agent and custodian. UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC”) serve as the Fund’s co-administrators.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.

Note 4 – Federal Income Taxes

At April 30, 2022, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$143,861,451

Gross unrealized appreciation	$29,413,844
Gross unrealized depreciation	(18,314,389)
Net unrealized appreciation on investments	$11,099,455

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2022, permanent differences in book and tax accounting have been reclassified to Capital and Total Distributable Earnings (Accumulated Deficit) as follows:

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2022

Increase (Decrease)
Capital	Total Distributable Earnings (Accumulated Deficit)
$11,423,390	$(11,423,390)

As of April 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,340,246
Undistributed long-term capital gains	-
Tax accumulated earnings	1,340,246

Accumulated capital and other losses	(7,169,381)

Net unrealized appreciation on investments	11,099,455
Net unrealized depreciation on foreign currency translations	(62,232)

Total accumulated earnings	$5,208,088

As of the tax year ended April 30, 2022, the Fund had $2,417,483 of short-term and $4,751,898 of long-term non-expiring accumulated capital loss carryforwards.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the tax year ended April 30, 2022, the Fund utilized $2,382,842 of non-expiring capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended April 30, 2022 and April 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$978,810	$1,052,798
Net long-term capital gains	-	-
Total distributions paid	$978,810	$1,052,798

Note 5 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended April 30, 2022 were as follows:

Fund	Purchases	Sales
Knowledge Leaders Developed World ETF	$56,438,808	$43,480,409

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2022

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended April 30, 2022 were as follows:

Fund	Purchases	Sales	Gain/(Loss)
Knowledge Leaders Developed World ETF	$25,657,052	$39,764,618	$11,522,907

Note 6 – Distribution and Service Plan

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust. The Board of Trustees has not authorized the Fund to make payments under the Distribution and Service Plan.  Currently, no payment is being made by the Fund.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2022

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$154,942,020	$-	$-	$154,942,020
Warrants	18,886	-	-	18,886
Total Investments	$154,960,906	$-	$-	$154,960,906

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by country classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 10 – New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

Knowledge Leaders Developed World ETF

NOTES TO FINANCIAL STATEMENTS - Continued

April 30, 2022

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Knowledge Leaders Developed World ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Knowledge Leaders Developed World ETF (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2022, the related statement of operations for the year ended, the statement of changes in net assets for each of the two year in the period then ended, and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended April 30, 2020 have been audited by other auditors, whose report dated June 25, 2020 expressed unqualified opinions on such financial statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment Managers Series Trust since 2007.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 29, 2022

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended April 30, 2022, 100.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

For the year ended April 30, 2022, 34.12% of the dividends to paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 428-3525. The Trustees and officers of the Fund and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	2	361 Social Infrastructure Fund, a closed-end investment company.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 52 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	2	Investment Managers Series Trust II, a registered investment company (includes 52 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust	2	361 Social Infrastructure Fund, a closed-end investment company.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary, and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 53 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the KL Allocation Fund which is offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on March 9-10, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Knowledge Leaders Capital, LLC (the “Investment Advisor”) with respect to the Knowledge Leaders Developed World ETF series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Morningstar Developed Markets Large-Mid Cap Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s World Large-Stock Blend fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2021; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the five-year period was above the Peer Group median return, but below the Fund Universe median return and the Morningstar Developed Markets Large-Mid Cap Index return by 0.04% and 1.35%, respectively. The Fund’s annualized total return for the three-year period was the same as the Peer Group median return, but below the Fund Universe median return and the Morningstar Index return by 1.03% and 2.80%, respectively. For the one-year period, the Fund’s total return was below the Peer Group median return by 4.45%, the Fund Universe median return by 5.10%, and the Morningstar Index return by 7.89%. The Trustees considered the Investment Advisor’s assertion that the Fund’s underperformance over the one-year period relative to the Morningstar Index could be attributed to the Fund’s significant overweight position in foreign equities and its underweight position to U.S. equities, which generally outperformed foreign equities during the period. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation; its risk-adjusted returns, as measured by its Sharpe ratio; and its downside volatility, as measured by its Morningstar risk score, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group and Fund Universe for the one-, three-, and five-year periods.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor as the investment advisor for another series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Fund Universe medians by 0.05% and 0.10%, respectively. The Trustees noted that the advisory fee charged by the Investment Advisor to the Fund is the same as or higher than the fees the Investment Advisor typically charges to manage wrap-fee and managed-account programs using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s wrap-fee and managed-account programs, and that the Investment Advisor provides more services to the Fund than it does to the wrap-fee and managed-account programs. The Trustees also considered that the Fund’s advisory fee was lower than the advisory fee paid by the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Fund Universe median and the same as the Peer Group median. The Trustees considered, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Peer Group, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2021. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow. In that connection, the Board also considered that the Investment Advisor was sharing the benefits of any potential economies of scale with the Fund’s shareholders by investing in enhancements to the firm’s personnel and compliance and operational infrastructure.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Knowledge Leaders Developed World ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 9-10, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Knowledge Leaders Developed World ETF, a series of the Trust (the “Fund”), pursuant to the Liquidity Rule. The Board has appointed Knowledge Leaders Capital, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund’s classification as an In-Kind ETF and the requirements to maintain this classification;
●	An overview of market liquidity for the Fund during the Program Reporting Period;
●	The Fund’s in-kind redemption process;
●	The Fund’s cash management;
●	The Fund’s borrowing activity, if any, in order to meet redemption requests; and
●	The Fund’s compliance with the 15% limit of illiquid investments.

The Report stated that the Fund is classified as an In-Kind ETF and therefore the Fund is not required to establish an HLIM. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as an In-Kind ETF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests, if any, through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Knowledge Leaders Developed World ETF

EXPENSE EXAMPLE

For the Six Months Ended April 30, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 to April 30, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	11/1/21	4/30/22	11/1/21-4/30/22
Actual Performance	$1,000.00	$820.10	$3.39
Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	3.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

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FUND INFORMATION

	TICKER	CUSIP
Knowledge Leaders Developed World ETF	KLDW	461 43U 849

Privacy Principles of the Knowledge Leaders Developed World ETF for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Knowledge Leaders Developed World ETF for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 428-3525 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (844) 428-3525 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 428-3525.

Knowledge Leaders Developed World ETF

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (844) 428-3525

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (844-428-3525).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2022	FYE 04/30/21
Audit Fees	$16,100	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2022	FYE 04/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2022	FYE 04/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	07/08/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	07/08/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	07/08/2022